UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NanoVibronix, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

525 Executive Blvd

Elmsford, NY 10523

(914) 233-3004

May 1, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of NanoVibronix, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), which will be held on June 21, 2023, at 10:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/NAOV2023. To provide access to our stockholders regardless of geographic location, the Company has determined that the Annual Meeting will be a virtual meeting conducted exclusively via live webcast. You or your proxyholder will be able to attend the virtual Annual Meeting online, vote, and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/NAOV2023 and entering the 16-digit control number included on your proxy card or voting instruction form, as applicable. To receive access to the virtual Annual Meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement. Details regarding the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Stockholders Meeting and proxy statement. You are entitled to vote at our Annual Meeting and any adjournments, continuations or postponements thereof only if you were a stockholder as of April 28, 2023.

We are distributing our proxy materials to certain stockholders via the Internet under the U.S. Securities and Exchange Commission (the “SEC”) “Notice and Access” rules. We believe this approach allows us to provide stockholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about May 1, 2023, rather than a paper copy of the proxy statement, the proxy card and our 2022 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2022. The Notice of Internet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the Annual Meeting online, after receiving the Notice of Internet Availability please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the proxy statement and the other proxy materials.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or such other intermediary, or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to virtually attend the meeting and vote online during the meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the Annual Meeting online.

Thank you for your support of our company. I look forward to seeing you online at the Annual Meeting via remote communication.

Sincerely,

/s/ Brian Murphy
Brian Murphy
Chief Executive Officer and Director

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NanoVibronix, Inc.

525 Executive Blvd

Elmsford, NY 10523

(914) 233-3004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 21, 2023

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of NanoVibronix, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), will be held on June 21, 2023, at 10:00 a.m. Eastern Time, via a live webcast on the Internet. You will be able to virtually attend the Annual Meeting online, vote and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/NAOV2023. Only stockholders of record of our common stock, as of the close of business on April 28, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournments, continuations or postponements thereof that may take place.

We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of the eight nominees to serve on the Company’s board of directors for a term of one year or until their respective successors are elected and qualified, for which the following are nominees: Aurora Cassirer, Christopher Fashek, Michael Ferguson, Martin Goldstein, M.D., Harold Jacob, M.D., Thomas Mika, Brian Murphy, and Maria Schroeder.

(2)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

(3)	Approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of Proposals 1 and 2.

(4)	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the board of directors (the “Board”) has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote FOR the election of each of the nominees for director listed in Proposal 1 and FOR Proposals 2 and 3.

The Board has fixed the close of business on April 28, 2023 as the record date (the “Record Date”) for the Annual Meeting. Only stockholders of record of our Common Stock on the Record Date are entitled to receive notice of the Annual Meeting and vote at the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the principal executive offices of the Company (upon request to us by mail at NanoVibronix, Inc., 525 Executive Blvd, Elmsford, NY 10523, Attn: Stephen Brown or by calling 914-233-3004 and asking for Stephen Brown) during regular business hours for the 10 calendar days prior to the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please see the section entitled “About the Annual Meeting” beginning on page 6 of the proxy statement.

If your shares are registered in your name, even if you plan to attend the Annual Meeting (or any postponement or adjournment of the Annual Meeting) online, we request that you complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the proxy statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or such other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to virtually attend the Annual Meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting online.

By Order of the Board,

/s/ Brian Murphy
Brian Murphy
Chief Executive Officer and Director
May 1, 2023

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NanoVibronix, Inc.

525 Executive Blvd

Elmsford, NY 10523

(914) 233-3004

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 21, 2023

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” “the Company,” or “NanoVibronix” refer to NanoVibronix, Inc., a Delaware corporation, and its consolidated subsidiary as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our Common Stock.

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of NanoVibronix, Inc. to be voted at the 2023 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held virtually via a live webcast on the Internet on June 21, 2023 at 10:00 a.m. Eastern Time, at the Internet address and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). This proxy statement and accompanying form of proxy are dated May 1, 2023, and are expected to be first sent, given or made available to stockholders on or about May 1, 2023.

If you held shares of our Common Stock at the close of business on April 28, 2023 (the “Record Date”), you are invited to attend the Annual Meeting virtually at www.virtualshareholdermeeting.com/NAOV2023 and vote on the proposals described in this proxy statement.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers and employees will solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

The executive offices of the Company are located at, and the mailing address of the Company, is 525 Executive Blvd, Elmsford, NY 10523.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON June 21, 2023:

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), we are making this proxy statement, the proxy card and our 2022 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2022 available to stockholders electronically via the Internet at the following website: www.proxyvote.com. On or about May 1, 2023, we will begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also on or about May 1, 2023, we will begin mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

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ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.”

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model, which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about May 1, 2023, we expect to begin mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

(1)	Election of the eight nominees to serve on the Company’s Board for a term of one year or until their respective successors are elected and qualified, for which the following are nominees: Aurora Cassirer, Christopher Fashek, Michael Ferguson, Martin Goldstein, M.D., Harold Jacob, M.D., Thomas Mika, Brian Murphy, and Maria Schroeder.

(2)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

(3)	Approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of Proposals 1 and 2.

(4)	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, this proxy statement and the proxy card) or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, a proxy card) for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of Common stock held in each of your different accounts to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 28, 2023 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, 1,662,377 shares of Common Stock were issued and outstanding. See “What are the voting rights of the stockholders?” below.

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Who is entitled to vote at the Annual Meeting and how many votes do they have?

Holders of Common Stock at the close of business on the Record Date, may vote at the Annual Meeting. There were 1,662,377 shares of Common Stock, and no shares of any series of preferred stock, respectively, outstanding on the Record Date. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Annual Meeting.

Pursuant to the rights of our stockholders contained in our charter documents, each share of our Common Stock is entitled to one vote on all matters listed in this proxy statement. There is no cumulative voting.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with VStock Transfer, LLC, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice of Internet Availability has been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice of Internet Availability have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority.

With respect to the ratification of the independent registered public accounting firm (Proposal 2) and the adjournment of the Annual Meeting (Proposal 3), your broker will have the discretion to vote your shares and, therefore, will be able to vote your shares with respect to such proposals even if you do not provide your broker with instructions on those proposals

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers will have such discretionary authority to vote on the ratification of the independent registered public accounting firm (Proposal 2) and the adjournment of the Annual Meeting (Proposal 3) and may vote “FOR” such proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the election of directors (Proposal 1).

We encourage you to provide instructions to your brokerage firm via the Internet or telephone or by returning your signed voting instruction card. This ensures that your shares will be voted at the Annual Meeting with respect to all of the proposals described in this proxy statement.

When and where is the Annual Meeting and what do I need to be able to attend online?

The Annual Meeting will be held on June 21, 2023, at 10:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/NAOV2023. Any stockholder who owns our Common Stock on the Record Date can attend the Annual Meeting online.

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You will be able to attend the Annual Meeting online, vote, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/NAOV2023. To participate in the virtual meeting, you will need the 16-digit control number included on your proxy card or voting instruction form, as applicable. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time and you should allow ample time for the check-in procedures. Because the Annual Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.

How do I vote my shares?

If you are a record holder, you may choose one of the following methods to vote your shares:

●	Via Internet: as prompted by the menu found at www.proxyvote.com, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on your proxy card, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time on June 20, 2023.

●	Via telephone: call 1-800-690-6903 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on your proxy card, when you call. You may vote by telephone until 11:59 p.m., Eastern Time on June 20, 2023.

●	Via mail: You may vote by proxy by completing, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

●	Online: Online during the Annual Meeting at www.virtualshareholdermeeting.com/NAOV2023. You will need your Stockholder Control Number, which can be found on your proxy card, in hand when you vote online during the Annual Meeting.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Brian Murphy, our chief executive officer and director and Stephen Brown, our chief financial officer, to serve as the proxies for the Annual Meeting. Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” the election of each of the nominees for director listed in Proposal 1 and “FOR” Proposal 2 and Proposal 3 to which you provided no voting instructions. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the virtual Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to obtain a nominee-issued proxy prior to the Annual Meeting, you will not be able to vote your nominee-held shares during the Annual Meeting.

Who counts the votes?

All votes will be tabulated by the Inspector of Election appointed for the Annual Meeting. Each proposal will be tabulated separately.

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Can I vote my shares at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares during the meeting by submitting your vote electronically at the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares during the Annual Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the virtual Annual Meeting, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

When you cast your vote on:

Proposal 1:	You may vote for all director nominees or may withhold your vote as to one or more director nominees.

Proposal 2:	You may vote for the proposal, against the proposal or abstain from voting on the proposal.

Proposal 3:	You may vote for the proposal, against the proposal or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

“FOR” the election of each of the nominees listed in Proposal 1.

“FOR” Proposals 2 and 3.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provided no voting instructions, and such shares will be voted in the following manner:

“FOR” the election of each of the nominees listed in Proposal 1.

“FOR” Proposals 2 and 3.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to the election of directors (Proposal 1). See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the virtual Annual Meeting and submitting your vote electronically. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the virtual Annual Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date.

●	Giving written notice of revocation to the Company addressed to Brian Murphy, our Chief Executive Officer and a director, at the Company’s address above, which notice must be received before 6:00 p.m., Eastern Time on June 20, 2023.

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If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, the following sets forth the voting requirement with respect to each Proposal:

Proposal 1 — Election of Directors	The affirmative “FOR” vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees, i.e., the eight director nominees who receive the most votes will be elected.

Proposal 2 — Ratification of Appointment of Auditor	The affirmative “FOR” vote of a majority of the votes cast “FOR” or “AGAINST” the proposal.

Proposal 3 — Adjournment Proposal	The affirmative “FOR” vote of a majority of the votes cast “FOR” or “AGAINST” the proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions and votes withheld from director nominees (Proposal 1) will not be counted with respect to the vote, and abstentions will have no effect on the ratification of the independent registered public accounting firm (Proposal 2) or the adjournment of the Annual Meeting (Proposal 3).

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Failure to instruct your broker how to vote with respect to the election of directors (Proposal 1) and the ratification of the independent registered public accounting firm (Proposal 2) and the adjournment of the Annual Meeting (Proposal 3) will have no effect on the outcome of the votes because broker non-votes are not considered shares entitled to vote. However, if you do not give your broker specific instructions on how to vote your shares with respect to the ratification of the independent registered public accounting firm (Proposal 2) and the adjournment of the Annual Meeting (Proposal 3), your broker may vote your shares at its discretion. A failure to instruct your broker on how to vote your shares with respect to the election of directors (Proposal 1) or the ratification of the independent registered public accounting firm (Proposal 2) or the adjournment of the Annual Meeting (Proposal 3) will not necessarily count as a vote against any such proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers and employees will solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions.

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Is this proxy statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the Notice of Internet Availability, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. Our officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the documents we refer to in this proxy statement. If you have any questions, or need additional materials, please feel free to contact Stephen Brown by email at steve@nanovibronix.com or phone at 914-233-3004.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send a single copy of the proxy materials to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy statement and other proxy materials in the future, he or she may contact us by mail at NanoVibronix, Inc., 525 Executive Blvd, Elmsford, NY 10523, Attn: Brian Murphy or by calling 914-233-3004 and asking for Brian Murphy. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting such nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Brian Murphy at the address or phone number set forth above.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board has nominated eight directors for election at the Annual Meeting by the stockholders (each referred to herein as a “Company Nominee” and, collectively as the “Company Nominees”). The Board manages our company’s business and affairs, exercises all corporate powers and establishes corporate policies. Our Certificate of Incorporation and Bylaws provide that the Board will consist of such number of directors as may be determined from time to time by resolution of the majority of the whole Board. Proxies cannot be voted for a greater number of persons than the number of Company Nominees named in the proxy statement.

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Each member of our Board is elected for a one-year term and is elected at each annual meeting of stockholders. If a quorum is present, the Company Nominees will be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Abstentions and broker non-votes have no effect on the vote. The eight Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of Common Stock entitled to vote at the Annual Meeting represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named below. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve.

Nominee Biographies and Qualifications

The following table sets forth the name, age and position of each director currently serving on the Board and each Company Nominee for election as a director as of May 1, 2023:

The biographies for the Company Nominees are as follows:

Name	Age	Position with the Company
Brian Murphy	66	Chief Executive Officer and Director
Harold Jacob, M.D.	68	Chief Medical Officer and Director
Christopher Fashek	73	Chairman of the Board
Martin Goldstein, M.D.	55	Director
Michael Ferguson	52	Director
Thomas R. Mika	71	Director
Aurora Cassirer	71	Director
Maria Schroeder	64	Director

The following sets forth biographical information and the qualifications and skills for each director:

Brian Murphy, Chief Executive Officer and Director. Mr. Murphy has served as our chief executive officer and director since October 2016. Mr. Murphy has over 25 years of senior sales, operations and general management experience in medical device and medical technology companies, including ATI Medical Equipment Corporation, Mountain Medical Equipment Inc. and Healthdyne Technologies Inc. From 2012 to 2016, Mr. Murphy served in various roles at MiMedx Group, Inc., where he initiated and managed the commercial sales and national accounts efforts within the advanced wound care segment. From 2010 to 2012, Mr. Murphy was the chief executive officer of O2 Insights, Inc., a start-up wound care diagnostics company, and led the sale of the company to Systagenix Ltd. in June 2012. From 2008 to 2010, Mr. Murphy served as vice president of sales for ConvaTec and led the negative pressure wound therapy business. From 1992 to 2008, Mr. Murphy served a total of 17 years at Kinetic Concepts, Inc. (KCI) in various positions overseeing sales, operations and general management. Mr. Murphy holds a bachelor of arts degree in communications from Southern Illinois University. Mr. Murphy’s qualifications to serve on our Board include his significant sales, operations and general management experience in medical device and medical technology companies.

Harold Jacob, M.D., Chief Medical Officer and Director. Dr. Jacob has served as our chief medical officer since March 1, 2014, and as our director since September 2003. From September 2003 to February 4, 2014, Dr. Jacob served as chairman of our Board and from September 2003 to March 1, 2014, Dr. Jacob served as our chief executive officer. Dr. Jacob also performed the functions of a principal financial officer until April 1, 2014. Dr. Jacob is our co-founder and has worked extensively in medical device development. Dr. Jacob also served part-time as an attending gastroenterologist at Shaare Zedek Medical Center in Jerusalem, Israel from 2004 to March 2011. Since April 2011, he has been an attending physician in Gastroenterology at Hadassah University Hospital in Jerusalem, Israel. From 1999 to the present, Dr. Jacob has served as the president of Medical Instrument Development Inc., which provides consulting services to start-up and early stage companies and patents its own proprietary medical devices. From 1997 to 2003, Dr. Jacob served as director of medical affairs at Given Imaging Ltd., a company that developed the first swallowable wireless pill camera for inspection of the intestines. Dr. Jacob also formerly served as a director for Oramed Pharmaceuticals Inc., a pharmaceutical company focused on the development of innovative orally ingestible capsule medication. We believe that Dr. Jacob’s qualifications to serve on our Board include his years of experience in the biomedical industry and with us and his experience serving in management roles of various companies.

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Christopher Fashek, Chairman of the Board. Mr. Fashek has served as our director and Chairman of the Board since November 2016. Mr. Fashek is an accomplished healthcare executive with a record of leading global medical-device and pharmaceutical businesses. Mr. Fashek led the team that introduced V.A.C.® therapy, a negative pressure wound therapy, to both the clinical community, and patients with serious or complex wounds. From June 2018, to 2020, Mr. Fashek has served as Chief Executive Officer and Director of Brain Sentinel, Inc. Mr. Fashek currently serves as a Director of World Craniofacial Foundation (WCF), the Wound Healing Foundation (WHF), and the American College of Wound Healing and Tissue Repair (ACWHTR). From 1995 to 2007, he was at KCI as the Vice Chairman, Chief Executive Officer, and President of KCI USA. From 2008 to 2011, he was the Chairman of the Board of Directors at Systagenix, Ltd. From 2014 to 2015, he was the Chairman of the Board of Directors and Chief Executive Officer of Spiracur, Inc. He currently serves as Chairman of MedTech Solutions Group, LLC, a startup in San Antonio, Texas. He has a Bachelor of Arts degree from Upsala College and Master of Business Administration from Fairleigh Dickinson University. Mr. Fashek’s extensive experience as an executive and leadership positions in the global medical device and pharmaceutical businesses, as well as his network of industry partners, provide him the appropriate experience to serve on our Board. Mr. Fashek is recognized as developing highly productive and profitable leadership teams and corporate cultures, while taking multiple healthcare products from idealization to commercialization, as well as turning around under-performing corporations to profitability.

Martin Goldstein, M.D., Director. Dr. Goldstein has served as our director since March 25, 2015 and is on our Corporate Governance Committee. He has been a practicing urologist for more than 20 years and is also an accomplished healthcare entrepreneur. For more than ten years Dr Goldstein presided over New Jersey Urology, one the largest urology group practices in the country. As President, he successfully navigated New Jersey Urology through two private equity transactions and the subsequent acquisition by Village MD. He now serves as the National Urology Service Line Chief for Village MD/Summit Health, a Walgreens & Cigna backed healthcare company. Previously, he served as Senior Vice President of Corporate Development and Acquisitions of Urology Management Associates, a private equity backed entity providing administrative practice management services to independent urology groups. Dr. Goldstein is a co-founder and executive board member of Metropolitan Surgery Center, a large multispecialty ambulatory surgery center. Dr. Goldstein brings to our Board his medical practice and healthcare business expertise. He is expected to make a valuable contribution in connection with marketing and facilitating the acceptance of our product offerings within the medical community. He has provided assistance with the U.S. Food and Drug Administration regulatory approval process of our products, particularly our urology offerings, and will continue to advise on new product development and innovations.

Michael Ferguson, Director. The Honorable Mr. Ferguson has served as our director since April 27, 2015. Since November 2023, Mr. Ferguson has served as executive vice president for federal legislative relations at AT&T. In addition, Mr. Ferguson founded Ferguson Strategies, LLC, a government affairs and strategic business consulting firm, where he served as the chief executive officer and chairman. Before joining AT&T, Mr. Ferguson served as a senior advisor at BakerHostetler, serving as the leader of their Federal Policy team. In January 2009, From 2001 to January 2009, he served in the U.S. House of Representatives, representing New Jersey’s 7th congressional district. While in Congress, he was a member of the House Energy and Commerce Committee, which has wide jurisdiction over the healthcare, telecommunications and energy industries. He served as vice chairman of the panel’s Health Subcommittee, where he became a key member on health care issues and helped to ensure passage of the Medicare Part D prescription drug benefit in 2003. In addition, he served as a member of the Telecommunications and Internet Subcommittee as well as the Oversight and Investigations Subcommittee. Mr. Ferguson was also a member of the House Financial Services Committee, where he cosponsored the Sarbanes-Oxley Act of 2002 and helped enact the initial terrorism risk insurance law. Mr. Ferguson was the former chairman of the Board of Commissioners of the New Jersey Sports and Exhibition Authority and also serves as a senior fellow of the Center for Medicine in the Public Interest’s Odyssey Initiative for Biomedical Innovation and Human Health. He has also served on various corporate advisory boards and committees, including for Pfizer, Inc., the National Italian American Foundation and the United States Golf Association. Mr. Ferguson received a bachelor’s degree in government from the University of Notre Dame and a master’s of public policy degree with a specialization in education policy from Georgetown University. Mr. Ferguson also formerly served as the Chairman of the Board of Ohr Pharmaceutical Inc. and brings to the Board his extensive background in government affairs, health care policy, and business strategy gained from his experiences in Congress and business consulting, which we believe will assist in strengthening and advancing our strategic focus and regulatory compliance.

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Thomas R. Mika, Director. Mr. Mika has served as our director since April 27, 2015. Mr. Mika has over 30 years of senior management, finance and consulting experience. Mr. Mika is currently executive vice president and chief financial officer of POET Technologies, Inc. (TSX Venture: PTK, NASDAQ:POET) and previously served as as chief executive officer of CollabRx, Inc. (NASDAQ: CLRX) and its predecessor, Tegal Corporation (NASDAQ: TGAL). CollabRx was a pioneer in clinical decision-support and precision oncology based on genomic testing. Mr. Mika was the chairman and chief executive officer of Tegal since March 2005 which became CollabRx in 2012, and served as its Chief Financial Officer since 2002. From 1992 to 2002, Mr. Mika served on the company’s Board, which included periods of service as the chairman of the compensation committee and a member of the audit committee. Previously, Mr. Mika co-founded IMTEC, a boutique investment and consulting firm whose areas of focus included health care, pharmaceuticals, media and information technology. As a partner of IMTEC, Mr. Mika served clients in the United States, Europe and Japan over a period of 20 years, taking on the role of chief executive officer in several ventures. Earlier in his career, Mr. Mika was a managing consultant with Cresap, McCormick & Paget and a policy analyst for the National Science Foundation. Mr. Mika holds a bachelor of science degree in Microbiology from the University of Illinois at Urbana-Champaign and a master of business administration degree from the Harvard Graduate School of Business. Mr. Mika’s qualifications to serve on our Board include his significant strategic and business insight from his prior service on the Board of other publicly held companies, as well as his substantial senior management, finance and consulting experience.

Aurora Cassirer, Director. Ms. Cassirer has served as our director since January 2022 and is on our corporate governance and our compensation committees. She is a highly experienced attorney, currently practicing at Fisher Broyles LLP in the Business Litigation Section. She has previously served as a partner in other prominent law firms for more than 30 years, including at Troutman Pepper, where she served on the Executive and Compensation Committee and managed the New York office for a number of years. Ms. Cassirer has a sophisticated practice focusing on business litigation and corporate governance issues. She has developed a particular niche in dealing with publicly and privately held biotech/healthtech and biopharma companies. Ms. Cassirer has been listed as AV Preeminent by Martindale-Hubbell consistently for the last 20 years as well as being listed in Law & Politics’ New York Super Lawyers for excellence in Business Litigation every year since 2008. Previously, she served as Chair of the Advisory Board of ReferWell, f/k/a Urgent Consult, LLC, a start-up in the health tech business, and currently serves on the Advisory Board of Live Care LLC , a start-up engaged in the remote monitoring of patients. She also serves on the Board of Directors of Kids in Need of Defense (KIND), a not-for-profit organization where she is on its Compensation Committee. She is also a member of the Board of Friends of Jerusalem College of Technology and serves on its Development Committee. She currently serves as co-chair of the New York State Bar Association International Corporate Compliance Committee . Ms. Cassirer received her JD from New York University. Ms. Cassirer’s extensive legal experience and deep knowledge of corporate governance make her well-qualified to serve on our Board.

Maria Schroeder, Director. Ms. Schroeder has served as our director since January 2022. Ms. Schroeder has been a key Financial Executive at a number of public and privately-held companies including CST Brands, KCI and Brain Sentinel, where she recently served as Chief Financial Officer. Prior to Brain Sentinel, Ms. Schroeder served as Vice President, Global Tax of CST Brands, a Fortune 250 retail Oil and Gas company. Prior to that, she served as Vice President and Treasurer & Head of Tax at Kinetic Concepts, Inc. (“KCI”) a $1.5 billion MedTech company, which was recently purchased by 3M for $6.7 billion. At KCI, she held key roles in a number of strategic transactions, including two leveraged buyouts and an initial public offering. Ms. Schroeder began her career at Ernst & Whinney before joining Deloitte Haskins & Sells. Ms. Schroeder is an alumnus of San Antonio Leadership, a premier leadership program of the San Antonio Chamber of Commerce and has served on the Audit Committee for The University of Texas at San Antonio, as Treasurer of Girls, Inc. of San Antonio and as a board member of KLRN, San Antonio’s public television station. Ms. Schroeder is a Certified Public Accountant and Chartered Global Management Accountant with a B.B.A. in Accounting from the University of Texas at San Antonio. Ms. Schroeder’s financial expertise and leadership experience make her well-qualified to serve on our Board.

Required Vote and Board Recommendation

If a quorum is present and voting, the eight Company Nominees receiving the highest number of votes will be elected as directors. If you hold your shares in your own name and abstain from voting on the election of directors, your abstention will have no effect on the vote. If you hold your shares through a broker and you do not instruct the broker on how to vote for the eight nominees, your broker will not have the authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.

The Board recommends that you vote “FOR” each Company Nominee (Proposal 1).

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CORPORATE GOVERNANCE

NanoVibronix, Inc., with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our officers, directors and employees. The code of business conduct and ethics addresses, among other things, competition and fair dealing, conflicts of interest, financial matters and external reporting, our funds and assets, confidentiality and corporate opportunity requirements and the process for reporting violations of the code of business conduct and ethics, employee misconduct, improper conflicts of interest or other violations. A copy of the code of ethics was attached as Exhibit 14.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and filed with the Securities and Exchange Commission on March 31, 2017. If we amend or grant a waiver of one or more of the provisions of our code of business conduct and ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to, or waivers from, provisions of our code of business conduct and ethics that apply to our principal executive, financial and accounting officers by posting the required information on our website at www.nanovibronix.com within four business days following the date of such amendment or waiver.

Board Composition

Our Certificate of Incorporation and Bylaws provide that our Board will consist of such number of directors as determined from time to time by resolution adopted by our Board. The size of our Board is currently fixed at eight directors. Subject to any rights applicable to any then outstanding preferred stock, any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office. Each member of our Board is elected for a one-year term and is elected at each annual meeting of stockholders.

Board Diversity and Board Diversity Matrix

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

Nasdaq’s Board Diversity Rule, which was approved by the SEC on August 6, 2021, is a disclosure standard designed to encourage a minimum board diversity objective for companies and provide stakeholders with consistent, comparable disclosures concerning a company’s current board composition (the “Nasdaq Board Diversity Rule”). This rule requires companies listed on the Nasdaq exchange to: (1) publicly disclose board-level diversity statistics using a standardized template; and (2) have or explain why they do not have at least two diverse directors. In alignment with the Diversity Objective described in section 5605(f) of the Nasdaq rule, as a Smaller Reporting Company (as defined in Rule 12b-2 under the Exchange Act), we set an objective to have at least two members of the Board who self-identify as diverse (as defined in section 5605(f)(1) of the Nasdaq rule), including at least one diverse director who self-identified as female. As per the Nasdaq rule, the second director may include an individual who self-identifies as one or more of the following: female, LGBTQ+, or an underrepresented minority.

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Our current board composition is reflected in the following matrix:

As a Smaller Reporting Company subject to the additional flexibility provided under Nasdaq’s Diversity Rule, we currently meet the diversity objectives promulgated under this rule by having two female directors as well as a Hispanic or Latinx member as reflected in the above matrix. The current two female directors are Company Nominees to serve as directors of the Company until the next Annual Meeting or until the appointment or election and qualification of her successor.

Director Independence

We are currently listed on The Nasdaq Capital Market and therefore rely on the definition of independence set forth in the Nasdaq Listing Rules (“Nasdaq Rules”). Under the Nasdaq Rules, a director only qualifies as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

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Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Christopher Fashek, Michael Ferguson, Martin Goldstein, M.D., Thomas R. Mika, Aurora Cassirer, and Maria Schroeder or six of our eight directors, do not have a relationship (other than being a director and/or a stockholder) that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq Rules.

Our Board also determined that (i) Messrs. Thomas Mika and Michael Ferguson and Ms. Maria Schroeder, who compose our audit committee, (ii) Ms. Aurora Cassirer and Messrs. Thomas Mika and Michael Ferguson, who compose our compensation committee, and (iii) Messrs. Martin Goldstein and Christopher Fashek and Ms. Aurora Cassirer, who compose our nominating and corporate governance committee, each satisfy the independence standards for those committees established by the applicable rules and regulations of the SEC and the Nasdaq Rules. In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. We intend to comply with all size and independence requirements for committees within the applicable time periods.

Board Committees, Meetings and Attendance

During the year ended December 31, 2022, the Board held five meetings. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve and each annual meeting of stockholders, either in person or by teleconference. During the year ended December 31, 2022, each director attended at least 75% of the total number of meetings held by the Board and Board committees of which such director was a member. Last year’s annual meeting was not attended by any directors.

Our Board currently has three standing committees which consist of an audit committee, a nominating and corporate governance committee and a compensation committee, each of which has the composition and responsibilities described below.

Each of these committees operates under a charter that has been approved by our Board. The current charter of each of these committees is available on our website at www.nanovibronix.com in the “Governance” section under “Investors.” The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this proxy statement.

Audit Committee. The audit committee consists of Messrs. Thomas Mika (chair) and Michael Ferguson and Ms. Maria Schroeder, each of whom our Board has determined to be financially literate and qualify as an independent director under Sections 5605(a)(2) and 5605(c)(2) of the Nasdaq Rules and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, Mr. Thomas Mika qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. Our Board also determined that each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The function of the audit committee is to assist the Board in its oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of our independent auditors and (4) audit and non-audit fees and services.

The audit committee met four times during the year ended December 31, 2022.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee consist of Messrs. Christopher Fashek (chair) and Martin Goldstein, Ms. Aurora Cassirer and Ms. Maria Schroeder, each of whom our Board has determined qualifies as an independent director under Section 5605(a)(2) of the Nasdaq Rules.

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The primary function of the nominating and corporate governance committee is to identify individuals qualified to become board members, consistent with criteria approved by the Board, and select the director nominees for election at each annual meeting of stockholders as well as reviewing the Company’s corporate governance policies and any related matters.

The nominating and corporate governance committee met five times during the year ended December 31, 2022.

Compensation Committee. The compensation committee consists of Messrs. Michael Ferguson (chair) and Thomas Mika and Ms. Aurora Cassirer, each of whom our Board has determined qualifies as an independent director under Sections 5605(a)(2) and 5605(d)(2) of the Nasdaq Rules, as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code and as a “non-employee director” for purposes of Section 16b-3 under the Exchange Act. The function of the compensation committee will be to discharge the Board’s responsibilities relating to compensation of our directors and executives and our overall compensation programs.

The primary objective of the compensation committee will be to develop and implement compensation policies and plans that are appropriate for us in light of all relevant circumstances and which provide incentives that further our long-term strategic plan and are consistent with our culture and the overall goal of enhancing enduring stockholder value.

The compensation committee met five times during the year ended December 31, 2022.

Family Relationships and Involvement in Certain Legal Proceedings

There are no family relationships among our directors and executive officers, or person nominated or chosen by the Company to become a director or executive officer. To our knowledge, there have been no material legal proceedings as described in Item 401(f) of Regulation S-K that are material to an evaluation of the ability or integrity of any of our directors or executive officers, or person nominated to become a director or executive officer (in the last ten years) or our control persons (in the last year).

Director Nominations

Our nominating and corporate governance committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The nominating and corporate governance committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during the year ended December 31, 2022.

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Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our Annual Meeting. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to the Secretary at our corporate offices at 525 Executive Blvd, Elmsford, NY 10523. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Stockholder Proposals” below. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees as specified in our Bylaws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

In evaluating director nominees, the nominating and corporate governance committee considers the following factors:

● the appropriate size and diversity of our Board;

● our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

● experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and

● balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Board Leadership Structure

The Board is committed to promoting our effective, independent governance. Our Board believes it is in our best interests and the best interests of our stockholders for the Board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the Board and chief executive officer should be separate or combined. This decision is made by our Board, based on our best interests considering the circumstances at the time.

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Currently, the offices of the chairman of the Board and the chief executive officer are held by two different people. Christopher Fashek is our independent, non-executive chairman of the Board, and Brian Murphy is our chief executive officer. The chief executive officer will be responsible for our day-to-day leadership and performance, while the chairman of the Board will provide guidance to the chief executive officer and set the agenda for board meetings and preside over meetings of the Board. We believe that separation of the positions will reinforce the independence of the Board in its oversight of our business and affairs, and create an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in our best interests and those of our stockholders.

Role in Risk Oversight

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of business objectives, including organizational and strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of our Board in setting our business strategy is a key part of its assessment of management’s plans for risk management and its determination of what constitutes an appropriate level of risk for the company. The participation of our Board in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to our company, including operational, financial, legal and regulatory, and strategic and reputational risks, including cybersecurity.

The Board continually reviews the Company’s controls and procedures that involve cybersecurity matters to determine the potential material impact to our financial results, operations, and/or reputation to insure such incidents are immediately reported by management to the Board, or individual members or committees thereof, as appropriate, in accordance with our escalation framework.

While our Board has the ultimate responsibility for the risk management process, senior management and various committees of our Board will also have responsibility for certain areas of risk management.

Our senior management team is responsible for day-to-day risk management and regularly reports on risks to our full Board or a relevant committee. Our finance and regulatory personnel serve as the primary monitoring and evaluation function for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for our ongoing business. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels.

The audit committee will focus on monitoring and discussing our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. As appropriate, the audit committee will provide reports to and receive direction from the full Board regarding our risk management policies and guidelines, as well as the audit committee’s risk oversight activities.

In addition, the compensation committee will assess our compensation policies to confirm that the compensation policies and practices do not encourage unnecessary risk taking. The compensation committee will review and discuss the relationship between risk management policies and practices, corporate strategy and senior executive compensation and, when appropriate, report on the findings from the discussions to our Board. Our compensation committee intends to set performance metrics that will create incentives for our senior executives that encourage an appropriate level of risk-taking that is commensurate with our short-term and long-term strategies.

Communications with Directors

The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o NanoVibronix, Inc., 525 Executive Blvd, Elmsford, NY 10523, ATTN: Brian Murphy, Chief Executive Officer. Our Chief Executive Officer will review and forward correspondence to the appropriate person or persons.

All communications received as set forth in the preceding paragraph will be opened by the Chief Executive Officer for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, the Chief Executive Officer will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by the corporate secretary or another appropriate person.

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DIRECTOR COMPENSATION

The following table shows the compensation earned by persons who served on our Board during the fiscal year ended December 31, 2022 (amounts, as applicable, have been adjusted to reflect the 1-for-20 reverse stock split effected by the Company on February 9, 2023), who are not one of our named executive officers. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board for their services rendered in such period.

Name	Fees earned or paid in cash ($)	Option Awards ($) (1)	Total ($)

Christopher Fashek (2)	150,000	39,782	189,782

Thomas Mika (3)	-	41,271	41,271

Michael Ferguson (4)	-	39,551	39,551

Martin Goldstein (5)	-	34,392	34,392

Harold Jacob, M. D. (6)	-	34,392	34,392

Aurora Cassirer (7)	-	9,528	9,528

Maria Schroeder (8)	-	9,528	9,528

(1) In accordance with SEC rules, the amounts in this column reflect the dollar amounts to be recognized for financial statement reporting purposes with respect to the 2022 fiscal year in accordance with ASC Topic 718. Fair value is based on the Black-Scholes option pricing model using the market price of the underlying shares at the grant date. For additional discussion of the valuation assumptions used in determining stock-based compensation and the grant date fair value for stock options, see “Management’s Discussion and Analysis of Financial Condition and Results of Operation - Critical Accounting Policies - Stock-based compensation” and Note 3—”Significant Accounting Policies” and Note 6—”Stockholders’ Equity” to our audited consolidated financial statements for the fiscal year ended December 31, 2022, included in the Form 10-K.

(2) As of December 31, 2022, Mr. Fashek had outstanding options representing the right to purchase 14,600 shares of our common stock and no outstanding stock awards of shares of common stock.

(3) As of December 31, 2022, Mr. Mika had outstanding options representing the right to purchase 14,000 shares of our common stock and no outstanding stock awards of shares of common stock.

(4) As of December 31, 2022, Mr. Ferguson had outstanding options representing the right to purchase 13,125 shares of our common stock and no outstanding stock awards of shares of common stock.

(5) As of December 31, 2022, Mr. Goldstein had outstanding options representing the right to purchase 15,200 shares of our common stock and no outstanding stock awards of shares of common stock.

(6) As of December 31, 2022, Dr. Jacob had outstanding options representing the right to purchase 10,464 shares of our common stock and no outstanding stock awards of shares of common stock.

(7) As of December 31, 2022, Ms. Cassirer had outstanding options representing the right to purchase 2,500 shares of our common stock and no outstanding stock awards of shares of common stock.

(8) As of December 31, 2022, Ms. Schroeder had outstanding options representing the right to purchase 2,500 shares of our common stock and no outstanding stock awards of shares of common stock.

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On October 13, 2016, we entered into an agreement with Christopher Fashek to serve as the chairman of our Board. Under this agreement Mr. Fashek was paid $100,000 per year payable in semi-monthly installments. On November 1, 2018, the Compensation committee voted to increase Mr. Fashek’s consulting fee to $150,000 per year. Mr. Fashek is also entitled to receive a year-end bonus of up to $25,000 to be determined by the compensation committee.

On November 2, 2020, the Company entered into an option cancellation and release agreement with each of Brian Murphy, Christopher Fashek, Martin Goldstein, Michael Ferguson, Stephen Brown, and Thomas Mika (collectively, the “Option Holders”), pursuant to which the parties agreed to cancel options to purchase an aggregate of 804,788 shares of common stock of the Company at exercise prices ranging from $2.57 to $6.00 (the “Options”) previously granted to each of the Option Holders. In exchange for the cancellation of the Options, the Company paid $1.00 to each Option Holder.

Outside of compensation to our chairman, Christopher Fashek, we paid no compensation to our non-employee directors for the one-year period ended December 31, 2022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Review, Approval or Ratification of Transactions with Related Parties

Generally, we do not enter into related party transactions unless the members of the Board who do not have an interest in the potential transaction have reviewed the transaction and determined that (i) we would not be able to obtain better terms by engaging in a transaction with a non-related party and (ii) the transaction is in our best interest. In approving or rejecting any such proposal, our Board considers all of the relevant facts and circumstances of the related party transaction and the related party’s relationship and interest in the transaction. This policy applies generally to any transaction in which we are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the previous two completed fiscal years, and in which any related person had or will have a direct or indirect material interest. This policy is not currently in writing.

The audit committee is charged with reviewing, approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations in accordance with Company policies and procedures. All of the transactions described below were entered into prior to the establishment of our audit committee and were evaluated in accordance with the policy described in the paragraph above. Prior to approving such transactions, the material facts as to a director’s or officer’s relationship or interest as to the agreement or transaction were disclosed to our Board. Our Board took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of all of our stockholders.

Transactions with Related Parties

In March 2022 we engaged the law firm FisherBroyles LLP to handle our litigation matter with Protrade Systems, Inc.. For the year ended December 31, 2022, we have accrued and paid legal fees of FisherBroyles LLP equal to $256,908, which fees were recorded as part of “General and administrative expenses” in our condensed consolidated statements of operations. As has been previously disclosed, one of our board members, Aurora Cassirer, is a partner at FisherBroyles LLP. Ms. Cassirer does not provide any legal services or legal advice to the Company.

Other than compensation agreements and other arrangements which are described as required under “Director Compensation” and “Executive Compensation” and the transactions described above, since January 1, 2020, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or the average of our total assets at year-end for the last two completed fiscal years and in which any director, executive officer, holder of 5% or more of any class of our capital stock, or any member of their immediate family had or will have a direct or indirect material interest.

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Warrant Exercises

On January 21, 2021, Company entered into letter agreements (the “Letter Agreements”) with certain existing accredited investors to exercise certain outstanding warrants (the “Existing Warrants”) to purchase up to an aggregate of 1,205,967 shares of the Company’s common stock at an exercise price per share of $1.165 (the “Exercise”). Certain of the Existing Warrants (the “Registered Existing Warrants”) and the shares of common stock underlying the Registered Existing Warrants have been registered pursuant to a registration statement on Form S-3 (File No. 333-251264) and a registration statement on Form S-1 (File No. 333-218871). In consideration for the exercise of the Existing Warrants for cash, the exercising holders will receive new unregistered warrants to purchase up to an aggregate of 1,205,967 shares of common stock (the “New Warrants”) at an exercise price of $1.04 per share and with an exercise period of seven years from the initial closing date of January 22, 2021. The gross proceeds to the Company from the Exercise were approximately $1.4 million. The Company currently intends to use the net proceeds from the Exercise for working capital and general corporate purposes.

Option Cancellation

On November 2, 2020, we entered into an option cancellation and release agreement with the several Option holders, pursuant to which the parties agreed to cancel the Options previously granted to each of the Option holders. In exchange for the cancellation of the Options, we paid $1.00 to each Option holder. See “Director Compensation.”

Board members resignation and severance agreement

Dr. Zumeris served our director from September 2003 to July 2018. On July 4, 2018, we and Dr. Zumeris and his wife, Janina (Ina) Zumeris entered into a Separation and Release Agreement (the “Separation Agreement”). Upon meeting certain milestones to our satisfaction and fulfilling other obligations under the Separation Agreement, (i) Dr. Zumeris and Janina Zumeris, was entitled to receive as consulting payments an aggregate of approximately $18,000 per month for 12 months, commencing 30 days after the Termination Date; (ii) our management, beginning on November 4, 2018, was required to use our best efforts to allow the sale of the Company’s securities owned by Dr. Zumeris, provided that such sale would be in compliance with the applicable U.S. securities laws and regulations, and provided further, that, if our shares of common stock held by Dr. Zumeris had not been sold at a price lower than $4.45 during the fourteen month period from July 4, 2018, and the value of the unsold securities Dr. Zumeris owned plus the value of cash received by Dr. Zumeris from the sale of our securities during such fourteen month period (the “Aggregate Amount”), in aggregate, was less than $950,000, then we were required to make up the difference between $950,000 and the Aggregate Amount by extending the term of engagement of Dr. Zumeris and Janina Zumeris’s consulting services. In addition, if we (i) granted a license for the skin rejuvenation technology, then we were required pay Dr. Zumeris 10% from the payments received by the Company until an aggregate amount of $100,000,000 was paid to Dr. Zumeris, (ii) sold the skin rejuvenation technology and/or the rights to such as a standalone product, we were required to pay Dr. Zumeris $100,000 from the proceeds of such sale, or (iii) sold the skin rejuvenation devices, we were required pay Dr. Zumeris $5,000 per unit an aggregate amount of $100,000 has been paid to Dr. Zumeris.

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As of December 31, 2018, Dr. Zumeris exercised options under $4.45 a share; and the Company did not record a liability for this transaction in 2019. During the year ended December 31, 2018, the Company incurred expenses of $108,000 associated with the Separation Agreement. During the year ended December 31, 2019, the Company incurred expenses of $37,000 associated with the Separation Agreement.

On December 17, 2019, a lawsuit was filed by a former officer and director, Jona Zumeris, in the Haifa Israel District Financial Court, seeking damages of approximately $900,000 for breach of the Separation Agreement executed on July 4, 2018. In January 2021, the parties reached a settlement in which the Company paid the plaintiff approximately $366,000 as settlement in full.

As of May 1, 2023, there are no proposed transactions with related persons.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions of our executive officers and certain significant employees as of May 1, 2023:

Name	Age	Position
Brian Murphy	66	Chief Executive Officer and Director
Stephen Brown	66	Chief Financial Officer
Harold Jacob, M.D.	68	Chief Medical Officer and Director

Brian Murphy Please see biography of Mr. Murphy on page 12 of this proxy statement.

Stephen Brown. Mr. Brown has served as our chief financial officer since October 5, 2020. Previously, Mr. Brown served as the Company’s Chief Financial Officer from February 3, 2015 through April 30, 2019 and continued to serve as a financial consultant for the Company until his appointment as Chief Financial Officer on October 5, 2020. Mr. Brown previously served as Chief Financial Officer for IDT Corporation (NYSE: IDT) from April 1995 to January 2009, during which time he oversaw the initial public offering of a start-up telecommunications company and guided it through the spin-offs of two subsidiaries, various public offerings and bank facilities. During his tenure at IDT, Mr. Brown also served on IDT’s board of directors for six years and on the board of directors of Net2Phone Inc. for five years. Mr. Brown was also the founder and chairman of IDT Entertainment Inc., a movie studio and media subsidiary of IDT. From 2009 to the present, Mr. Brown has served as a managing partner of The Mcguffin Group Financial, a financial and business consulting firm concentrating on advising early stage and micro-cap companies. He is also a partner in an accounting and tax practice, Brown, Brown and Associates. Mr. Brown was formerly a certified public accountant, is a member of the Academy of Television Arts and Sciences and serves on the board of directors for several educational institutions, including on the Board of Governors for Touro College.

Harold Jacob, M.D. Please see biography of Dr. Jacob on page 12 of this proxy statement.

EXECUTIVE COMPENSATION

The following table sets forth the names and positions of: (i) each person who served as our principal executive officer during the year ended December 31, 2022; (ii) our most highly compensated executive officer, other than our principal executive officer, who was serving as an executive officer, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2022, with compensation of $100,000 or more, and (iii) an additional individual for whom disclosure would have been provided pursuant to clause (ii) but for the fact that the individual was not serving as our executive officer at December 31, 2022 (collectively our “Named Executive Officers”):

Name	Position
Brian Murphy	Chief Executive Officer
Stephen Brown	Chief Financial Officer

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Summary Compensation Table

The following table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2022 and 2021 by our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)(2)
Brian Murphy	2022	300,000	42,500	66,304	-	408,804
	2021	231,000	90,000	85,939	-	404,939

Stephen Brown	2022	250,000	26,500	22,101	-	298,601
	2021	200,000	50,000	21,485	-	271,475

(1)	Represents incentive compensation payments earned.
(2)	In accordance with SEC rules, the amounts in this column reflect the dollar amounts to be recognized for financial statement reporting purposes with respect to the twelve-month period ended December 31, 2022 in accordance with ASC Topic 718. Fair value is based on the Black-Scholes option pricing model using the market price of the underlying shares at the grant date. For additional discussion of the valuation assumptions used in determining stock-based compensation and the grant date fair value for stock options, see “Management’s Discussion and Analysis of Financial Condition and Results of Operation - Critical Accounting Policies - Stock-based compensation” and Note 3—”Significant Accounting Policies” and Note 7—”Stockholders’ Equity (Deficiency)” to our audited consolidated financial statements for the fiscal year ended December 31, 2022, included in the 2022 Annual Report.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

We have entered into agreements with each of our Named Executive Officers. A description of each of these agreements follows.

Brian Murphy

On October 13, 2016, we entered into an employment agreement with Mr. Murphy, effective as of the same date. Under the terms of the employment agreement, the term of Mr. Murphy’s employment as the chief executive officer of the Company is three years unless earlier terminated. The employment agreement expired on October 13, 2019. After that date, Mr. Murphy became an employee at will.

Under the employment agreement, Mr. Murphy was entitled to an annual base salary of $181,000 less applicable payroll deductions and tax withholdings for all services rendered by him under the employment agreement. Notwithstanding the foregoing, his base salary was automatically increased to: (i) $200,000, less applicable payroll deductions and tax withholdings, effective as of January 1 of the calendar year immediately following any calendar year during which we generated gross sales (as determined in accordance with generally accepted accounting principles consistently applied) exceeding $1,000,000; and (ii) $225,000, less applicable payroll deductions and tax withholdings, effective as of January 1 of the calendar year immediately following any calendar year during which we generated gross sales (as determined in accordance with generally accepted accounting principles consistently applied) exceeding $2,000,000.

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Pursuant to the employment agreement, commencing in 2017, Mr. Murphy was eligible to receive an annual bonus (“Performance Bonus”) during each year of the term of the agreement. For 2019 and 2020, Mr. Murphy was eligible to receive a target bonus in an amount of up to $100,000, less applicable payroll deductions and tax withholdings, based on the extent to which Mr. Murphy has met performance criteria for the year, as determined in good faith by the Board, which shall be paid in the calendar year after the calendar year to which the Performance Bonus relates within thirty (30) days of our issuance of our audited financial statements on Form 10-K. In 2019 and 2020, Mr. Murphy received a target bonus in an amount of $57,231 and $90,000, respectively.

Mr. Murphy’s employment agreement also contained certain noncompetition, non-solicitation, non-disparagement, confidentiality and assignment of work product requirements for Mr. Murphy.

On November 1, 2018, the compensation committee voted to increase Mr. Murphy’s annual base salary to $231,000 per year and a discretionary annual bonus of $100,000 to be decided by the compensation committee annually.

On January 1, 2022, we entered into a new employment agreement with Mr. Murphy (the “2022 Murphy Employment Agreement”), with an annual base salary of $300,000 less applicable payroll deductions and tax withholdings for all services rendered by him under the 2022 Murphy Employment Agreement and a target bonus in an amount of up to $100,000, less applicable payroll deductions and tax withholdings, based on the extent to which Mr. Murphy has met performance criteria for the year, as determined in good faith by the Board.

In addition, pursuant to the 2022 Murphy Employment Agreement, Mr. Murphy is eligible to receive certain stock options, restricted stock, stock appreciation rights or similar stock-based rights granted to Mr. Murphy as set forth separately in applicable award agreements.

The 2022 Murphy Employment Agreement has a term of two years and also contains certain noncompetition, non-solicitation, non-disparagement, confidentiality and assignment of work product requirements for Mr. Murphy.

For the years ended December 31, 2022 and December 31, 2021, the compensation committee approved performance bonuses of $42,500 and $88,000, respectively.

Stephen Brown

On October 5, 2020, we entered into an Employment Agreement with Stephen Brown, pursuant to which we appointed Mr. Brown as Chief Financial Officer, effective October 5, 2020, with a term to continue in effect until terminated by either party. As consideration for his services as Chief Financial Officer, Mr. Brown is entitled to receive (i) an annual base salary of $200,000, less applicable payroll deductions and tax; (ii) reimbursement of any reasonable and customary, documented out-of-pocket expenses actually incurred by Mr. Brown in connection with the performance of his services under the Employment Agreement; and (iii) an annual bonus of $25,000, if earned, as determined by us in our sole discretion. Mr. Brown is also eligible to receive certain grants of incentive stock options to purchase shares of our common stock.

On January 1, 2022, we entered into a new employment agreement with Mr. Brown (the “2022 Brown Employment Agreement”), with an annual base salary of $250,000 less applicable payroll deductions and tax withholdings for all services rendered by him under the employment agreement and a target bonus in an amount of up to $50,000, less applicable payroll deductions and tax withholdings, based on the extent to which Mr. Brown has met performance criteria for the year, as determined in good faith by the Board.

The 2022 Brown Employment Agreement has a term of two years and also contains certain noncompetition, non-solicitation, non-disparagement, confidentiality and assignment of work product requirements for Mr. Brown.

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For the years ended December 31, 2022 and December 31, 2021, the compensation committee approved performance bonus of $26,500 and $50,000, respectively.

Retirement, Health, Welfare and Additional Benefits

All of our Named Executive Officers are eligible to participate in our employee benefit plans and programs, including medical benefits, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans.

2004 Global Share Option Plan

In November 2004, our Board adopted the 2004 Global Share Option Plan, pursuant to which 400,000 shares of our common stock were reserved for issuance as awards to employees, directors, consultants and other service providers. The purpose of the 2004 Global Share Option Plan was to provide an incentive to attract and retain directors, officers, consultants, advisors and employees, to encourage a sense of proprietorship and stimulate an active interest of such persons in our development and financial success. The 2004 Global Share Option Plan which was administered by our Board expired on February 28, 2014.

NanoVibronix, Inc. 2014 Long-Term Incentive Plan

On February 28, 2014, our stockholders approved the NanoVibronix, Inc. 2014 Long-Term Incentive Plan (the “2014 Plan”), which was adopted by our Board on February 19, 2014.

Under the 2014 Plan, we originally reserved a total of five million (5,000,000) shares of our common stock for issuance pursuant to awards to key employees, key contractors, and non-employee directors, of which, the maximum number of shares of common stock covering awards of stock options or stock appreciation rights that could be granted to certain of our executive officers during any calendar year was one million (1,000,000) shares. On May 7, 2014, we effected a one-for-seven reverse stock split of our common stock. Consequently, the number of shares of our common stock reserved for issuance pursuant to awards under the 2014 Plan was reduced to seven hundred fourteen thousand two hundred eighty-six (714,286) shares, and the maximum number of shares of our common stock covered by awards of stock options or stock appreciation rights that could be granted to certain of our executive officers during any calendar year was reduced to one hundred forty-two thousand eight hundred fifty-seven (142,857) shares.

On June 13, 2018, the stockholders approved an amendment to the 2014 Plan to increase the number of shares of our common stock reserved for issuance pursuant to awards under the 2014 Plan by an additional seven hundred and fifty thousand (750,000) shares of our common stock to one million four hundred sixty-four thousand two hundred eighty-six (1,464,286) shares.

On June 13, 2019, the stockholders approved a second amendment to the 2014 Plan to increase (i) the number of shares of our common stock available for issuance pursuant to awards under the 2014 Plan by four hundred thousand (400,000) shares of our common stock, to a total of one million eight hundred and sixty-four thousand two hundred eighty-six (1,864,286) shares of our common stock and (ii) the maximum number of shares of our common stock covering awards of stock options or stock appreciation rights that could be granted to certain of our executive officers during any calendar year was increased to three hundred fifty-four thousand two hundred fourteen (354,214) shares.

On December 29, 2021, the stockholders approved a third amendment to the 2014 Plan that (i) intended to increase the number of shares of our Common Stock available for issuance pursuant to awards under the 2014 Plan by one million five hundred thousand (1,500,000) shares of our Common Stock to a total of three million three hundred sixty-four thousand two-hundred eighty-six (3,364,286) shares of our Common Stock, but a scrivener’s error in this amendment only increased the number of shares of our Common Stock available for issuance pursuant to awards under the 2014 Plan to a total of three million three hundred forty-six thousand two-hundred eighty-six (3,346,286) shares of our Common Stock, and (ii) increased the maximum number of shares of our Common Stock covering awards of stock options or stock appreciation rights that could be granted to certain of our executive officers during any calendar year to six hundred sixty-nine thousand two-hundred fifty-seven (669,257) shares of our Common Stock.

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On December 15, 2022, the stockholders approved a fourth amendment to the 2014 Plan to increase (i) the number of shares of our common stock available for issuance pursuant to awards under the 2014 Plan by one million five hundred and eighteen thousand (1,518,000) shares of our common stock, to a total of four million eight hundred and sixty-four thousand two hundred eighty-six (4,864,286) shares of our common stock. On February 9, 2023, we effected a one-for-twenty reverse stock split of our common stock. Consequently, the number of shares of our common stock reserved for issuance pursuant to awards under the 2014 Plan was reduced to two hundred forty-three thousand two hundred fourteen (243,214) shares.

The 2014 Plan is intended to serve as an “umbrella” plan for us and our subsidiaries worldwide. Therefore, if so required, appendices may be added to the 2014 Plan in order to accommodate local regulations in foreign countries that do not correspond to the scope of the 2014 Plan. Unless terminated earlier by the Board, the 2014 Plan will expire on February 19, 2024. As of December 31, 2022, there were 115,742 options available for future issuance under the 2014 Plan.

Description of the 2014 Plan

Purpose. The purpose of the 2014 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and non-employee directors. The 2014 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our common stock. The 2014 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The 2014 Plan was originally approved by our Board on February 19, 2014, and became effective upon stockholder approval on February 28, 2014. The 2014 Plan will terminate on February 19, 2024, unless sooner terminated by our Board. No award may be made under the 2014 Plan after its termination date, but awards made prior to the termination date may extend beyond that date.

Share Authorization. Subject to certain adjustments, the number of shares of our common stock that are reserved for issuance pursuant to awards under the 2014 Plan is one million eight hundred and sixty-four thousand two hundred eighty- six (1,864,286) shares, of which 100% may be delivered pursuant to incentive stock options. Subject to certain adjustments, with respect to any participant who is an officer of our company and subject to Section 16 of the Exchange Act, or a “covered employee” as defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a maximum of three hundred fifty four thousand two hundred fourteen (354,214) shares may be granted in any one year in the form of stock options or stock appreciation rights to such participant.

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Shares to be issued may be made available from authorized but unissued shares of our common stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2014 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2014 Plan. If an award under the 2014 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2014 Plan. In the event that previously acquired shares are delivered to us in full or partial payment of the option price for the exercise of a stock option granted under the 2014 Plan, the number of shares available for future awards under the 2014 Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2014 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2014 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Only shares forfeited back to us; shares cancelled on account of termination, expiration, or lapse of an award; shares surrendered in payment of the option price of an option; or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant as incentive stock options under the 2014 Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration. The 2014 Plan is administered by the compensation committee of our Board (the “Committee”). At any time there is no Committee to administer the 2014 Plan, any reference to the Committee is a reference to the Board. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2014 Plan; establish and revise rules and regulations relating to the 2014 Plan and any sub-plans, including, without limitation, any sub-plans for awards made to participants who are not residents of the United States; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes necessary for the administration of the 2014 Plan. The Committee may delegate certain duties to one or more of our officers as provided in the 2014 Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of us or our subsidiaries whose judgment, initiative, and efforts contributed to or may be expected to contribute to our successful performance are eligible to participate in the 2014 Plan. As of May 1, 2023, we had 8 employees, 9 contractors, and 5 directors who would be eligible for awards under the 2014 Plan.

Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code or nonqualified stock options, provided that only employees of us and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to us shares of Common Stock (included restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from us within six months prior to the exercise date; (iii) by delivering to us or our designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; and (iv) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information on the holdings of stock options of the Named Executive Officer at December 31, 2022 (amounts have been adjusted to reflect the 1-for-20 reverse stock split effected by the Company on February 9, 2023). This table includes unexercised and unvested options awards. Each outstanding award is shown separately.

	Option Awards
		Number of	Number of
		Securities	Securities
		Underlying	Underlying		Option
		Unexercised	Unexercised		Exercise	Option
	Date of	Options (#)	Options (#)		Price	Expiration
Name	Grant	Exercisable	Unexercisable		($)	Date

Brian Murphy (1)	October 1, 2020	2,500	-		14.40	October 2, 2030
	December 23, 2020	1,000	-		16.80	December 24, 2030
	December 29, 2021	5,000	10,000	(2)	20.20	December 29, 2031
Stephen Brown (1)	October 1, 2020	2,5000	-		14.40	October 2, 2030
	December 23, 2020	2,500	-		16.80	December 24, 2030
	December 29,2021	1,667	3,333	(2)	20.20	December 29, 2031

(1) On November 2, 2020, we entered into an option cancellation and release agreement with Brian Murphy and Stephen Brown, pursuant to which the parties agreed to cancel options to purchase an aggregate of 296,020 shares of our common stock at exercise prices ranging from $2.57 to $6.00 (the “Options”) previously granted to each of the Option holders. In exchange for the cancellation of the Options, we paid $1.00 to each Option holder.

(2) These options vest 8.3% on March 29, 2023 and 8.3% every subsequent three months.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2022 with respect to our equity compensation plans under which our equity securities are authorized for issuance (amounts have been adjusted to reflect the 1-for-20 reverse stock split effected by the Company on February 9, 2023):

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	147,619	$1.12	-
Equity compensation plans not approved by security holders	-	-	-
Total	147,619	$1.12	-

(1)	Represents shares available for issuance under the 2014 Plan.

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Pay Versus Performance Disclosure

The following section has been prepared in accordance with pay versus performance rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Under these new rules, the SEC has developed a definition of pay, referred to as Compensation Actually Paid (“CAP”). We are required to calculate CAP for our Named Executive Officers and then compare it with certain Company performance measures. Shareholders should refer to our compensation philosophy discussion and analysis in this Proxy Statement for a complete description of how executive compensation relates to Company performance measures and how the Compensation Committee makes it decisions related thereto. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Pay Versus Performance Table

The following table provides the information required to be disclosed for our NEOs for each of the fiscal years ended December 31, 2022 and December 31, 2021 along with the financial information required to be disclosed for each fiscal year. As an early commercial-stage company, we do not tie executive compensation to net income performance, and we do not have other financial metrics that are used to determine executive compensation.

Year	Summary Compensation Table Total for PEO (1)(2)	CAP to PEO (3)	Average Summary Compensation Table Total for Non-PEO NEOs(2)(4)	Average CAP to Non-PEO NEOs(3)(4)	Value of Initial Fixed $100 Investment Based on TSR(5)	Net Income (in millions)
2022	$408,804	$110,347	$298,601	$199,116	$136.13	$(5,448)
2021	$404,939	$778,725	$271,475	$365,194	$30.10	$(14,282)

(1)	The principal executive officer in each reporting year is Brian Murphy, our Chief Executive Officer (“CEO).

(2)	Summary Compensation Table (“SCT”) numbers include the values as reported in this Proxy Statement for the year ended December 31, 2021, as reported in the definitive proxy statement on Schedule 14A filed with the SEC on October 31, 2022.

(3)	Subtractions from, and additions to, total CAP in the pay versus performance table by year include:

	2022		2021
	PEO($)	Average of Other Non-PEO NEOs ($)	PEO($)	Average of Other Non-PEO NEOs ($)
Total Compensation from SCT	408,804	298,601	404,939	271,475
Subtractions:
SCT Value of Stock and Option Awards	(66,304)	(22,101)	(21,485)	(5,371)

Adjustments:
Addition: Fair value at year-end of awards granted during the covered fiscal year that are outstanding and unvested at year-end	-	-	236,818	83,654
Addition: Fair value at vest date of awards granted and vested during the covered fiscal year	-	-	-	-
Addition (Subtraction): Year-over-year change in fair value of awards granted in any prior fiscal year that are outstanding and unvested at year end	(154,769)	(51,589)	-	-
Addition (Subtraction): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied at the end of or during the covered fiscal year	(77,384)	(25,795)	158,453	15,436
(Subtraction): Fair value at end of prior year of awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year	-	-	-	-
Total Adjustments for Equity Awards	(298,457)	(99,485)	372,786	93,194
Compensation Actually Paid (as calculated)	110,347	199,116	778,725	365,194

(4)	The sole Non-PEO NEO in each reporting year is Stephen Brown (Chief Financial Officer).

(5)	The Company’s cumulative total shareholder return (“TSR”) assumes $100 was invested in the Company for the period starting December 31, 2020 through the end of each listed year.

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Pay Versus Performance: Graphical Description

The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

●	NAOV’S cumulative TSR; and
●	NAOV’s net income

CAP and Cumulative TSR

The following chart sets forth the relationship between CAP to our CEO, the average CAP to our Non-CEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

CAP and Company Net Income

The following chart sets forth the relationship between CAP to our CEO, the average CAP to our Non-CEO NEOs, and our net income during the two most recently completed fiscal years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of May 1, 2023 by:

●	each person known by us to beneficially own more than 5.0% of our common stock;

●	each of our directors;

●	each of the Named Executive Officers; and

●	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security.

Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o NanoVibronix, Inc., 525 Executive Blvd, Elmsford, NY 10523. As of May 1, 2023, we had 1,662,377 shares of common stock, 0 shares of Series C Preferred Stock, 0 shares of Series D Preferred Stock, 0 shares of Series E Preferred Stock and 0 shares of Series F Preferred Stock outstanding.

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Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Shares Outstanding (1)
5% Owners
None.

Directors and Executive Officers
Stephen Brown	7,283	(2)	0.4%
Harold Jacob, M.D.	8,202	(3)	0.5%
Martin Goldstein, M.D.	14,575	(4)	0.9%
Michael Ferguson	13,125	(5)	0.8%
Thomas R. Mika	13,250	(6)	0.8%
Christopher Fashek	18,350	(7)	1.1%
Brian Murphy	18,750	(8)	1.1%
Aurora Cassirer	1,975	(9)	-
Maria Schroeder	1,875	(10)	-
All directors and executive officers as a group (9 persons)	97,385		5.7%

(1)	Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assume the exercise of all options, warrants and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of May 1, 2023. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person.

(2)	Comprised of 200 shares of Common Stock held by Mr. Brown and 7,083 shares of stock that may be purchased by Mr. Brown upon exercise of stock options that are currently exercisable or exercisable within 60 days following May 1, 2023.

(3)	Comprised of (i) 3,209 shares of Common Stock held by Medical Instrument Development Inc., an entity controlled by Dr. Jacob, (ii) 618 shares of Common Stock held by Dr. Jacob, and (iii) 4,375 shares of Common Stock that may be purchased by Dr. Jacob upon the exercise of stock options.

(4)	Comprised of 14,575 shares of stock that may be purchased by Dr. Goldstein upon exercise of stock options that are currently exercisable or exercisable within 60 days following May 1, 2023.

(5)	Comprised of 13,125 shares of stock that may be purchased by Mr. Ferguson upon exercise of stock options that are currently exercisable or exercisable within 60 days following May 1, 2023.

(6)	Comprised of 13,250 shares of stock that may be purchased by Mr. Mika upon exercise of stock options that are currently exercisable or exercisable within 60 days following May 1, 2023.

(7)	Comprised of 3,750 shares of Common Stock held by Mr. Fashek and 14,600 shares of stock that may be purchased by Mr. Fashek upon exercise of stock options that are currently exercisable or exercisable within 60 days following May 1, 2023.

(8)	Comprised of 18,750 shares of stock that may be purchased by Mr. Murphy upon exercise of stock options that are currently exercisable or exercisable within 60 days following May 1, 2023.

(9)	Comprised of 100 shares of Common Stock held by Ms. Cassirer and 1,875 shares of stock that may be purchased by Ms. Cassirer upon exercise of stock options that are currently exercisable or exercisable within 60 days following May 1, 2023.

(10)	Comprised of 1,875 shares of stock that may be purchased by Ms. Schroeder upon exercise of stock options that are currently exercisable or exercisable within 60 days following May 1, 2023.

REPORT OF THE AUDIT COMMITTEE

The audit committee assists the Board in its general oversight of the Company’s financial reporting processes. The audit committee charter describes in greater detail the full responsibilities of the audit committee. During each fiscal year, the audit committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the audit committee meets with management and independent public accountants at least once each quarter. The audit committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the audit committee meets separately with the independent public accountants, financial management personnel and legal counsel.

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As part of its review of audit matters, the audit committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the audit committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the audit committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the audit committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the audit committee acts in an oversight capacity. The audit committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the audit committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Marcum LLP, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The audit committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2022, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Marcum LLP.

The audit committee has reviewed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 16, as amended, “Communication with audit committees,” including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the audit committee reviewed and discussed with Marcum LLP matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Marcum LLP, to the audit committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communication with the audit committee concerning independence. The audit committee concluded that Marcum LLP is independent from the Company and its management.

Taking all these reviews and discussions into account, the audit committee recommended to the Board that the audited financial statements be included in NanoVibronix, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

AUDIT COMMITTEE

Thomas Mika, Chair

Michael Ferguson

Maria Schroeder

The Report of the audit committee set forth in this proxy statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, as amended, except to the extent that we specifically incorporate this information by reference.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF MARCUM LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board has selected Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Marcum LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain Marcum LLP. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Fees to Independent Registered Public Accounting Firm

The following is a summary of the fees billed to us by Marcum LLP for the year ended December 31, 2022 and 2021:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Audit fees	$205,000	$170,000
Audit-related fees	$-	$-
Tax fees	$-	$-
All other fees	$-	$7,725
Total	$205,000	$177,725

Audit Fees. This category includes the fees related to the audit of our annual financial statements and the review of our interim quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our interim financial statements.

Audit-Related Fees. This category typically consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.

Tax Fees. This category typically consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice.

All Other Fees. This category includes aggregate fees billed in each of the last two fiscal years for products and services provided by Marcum LLC other than the services reported in the categories above.

Pre-Approval Policies and Procedures

Under the audit committee’s pre-approval policies and procedures, the audit committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm. On an annual basis, the audit committee pre-approves a list of services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the audit committee. In addition, the audit committee sets pre-approved fee levels for each of the listed services. Any type of service that is not included on the list of pre-approved services must be specifically approved by the audit committee or its designee. Any proposed service that is included on the list of pre-approved services but will cause the pre-approved fee level to be exceeded will also require specific pre-approval by the audit committee or its designee.

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The audit committee has delegated pre-approval authority to the audit committee chairman and any pre-approved actions by the audit committee chairman as designee are reported to the audit committee for approval at its next scheduled meeting.

All of the services rendered by Marcum LLC were pre-approved by the audit committee.

The Board considered the audit fees, audit-related fees, tax fees and other fees paid to our accountants, as disclosed above, and determined that the payment of such fees was compatible with maintaining the independence of the accountants.

Required Vote and Board Recommendation

The affirmative “FOR” vote of a majority of the votes cast “FOR and “AGAINST” the matter at the Annual Meeting is required to adopt the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Each of the failure to vote by proxy or to vote in person (which would include voting online at the virtual Annual Meeting), an abstention and a broker non-vote will have no effect on the voting results for this Proposal 2.

The Board recommends a vote “FOR” the ratification of Marcum LLP as our independent public accounting firm for the 2023 fiscal year (Proposal 2).

PROPOSAL 3: APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting is insufficient to approve Proposals 1 and 2, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the proposals (the “Adjournment Proposal”).

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the proposals.

Required Vote and Board Recommendation

The affirmative vote of the holders of shares of our Common Stock , representing a majority in voting power of the votes cast by holders of all of the shares of Common Stock present or represented at the Annual Meeting and voting on the Adjournment Proposal is required for approval of the Adjournment Proposal.

The Board recommends that you vote “FOR” the adjournment of the Annual Meeting as described above (Proposal 3).

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing no later than August 17, 2023 after which date such stockholder proposal will be considered untimely. Such proposal must be submitted to the attention of Secretary, at our corporate offices at 525 Executive Blvd, Elmsford, NY 10523.

Stockholders wishing to nominate a director or submit proposals to be presented directly at our next annual meeting instead of by inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder nominations and proposals. Stockholder nominations for director and other proposals that are not to be included in such materials must be received by our Secretary in writing at our corporate offices at 525 Executive Blvd, Elmsford, NY 10523, no earlier than February 22, 2024 and no later than the close of business on March 23, 2024. Any such stockholder proposals or nominations for director must also satisfy the requirements set forth in our Bylaws. To be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

In addition to satisfying the requirements under our By-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 22, 2024 (i.e., the date that is 60 days prior to the anniversary date of this annual meeting of stockholders).

A copy of our 2022 Annual Report on Form 10-K is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to NanoVibronix, Inc., Attention: Chief Executive Officer, 525 Executive Blvd, Elmsford, NY 10523.

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NANOVIBRONIX, INC.
525 EXECUTIVE BLVD.
ELMSFORD, NY 10523

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 20, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NAOV2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 20, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V17504-P94581

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NANOVIBRONIX, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of eight directors to serve on the Company's board of directors for a term of one year or until their respective successors are elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Aurora Cassirer
02) Christopher Fashek
03) Michael Ferguson
04) Martin Goldstein, M.D.
05) Harold Jacob, M.D.
06) Thomas Mika
07) Brian Murphy
08) Maria Schroeder

The Board of Directors recommends you vote FOR the following:

The Board of Directors recommends you vote FOR the following:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V17505-P94581

NANOVIBRONIX, INC.
Annual Meeting of Stockholders
June 21, 2023 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Brian Murphy and Stephen Brown, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of NANOVIBRONIX, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., New York Time, on June 21, 2023, via a live webcast at www.virtualshareholdermeeting.com/NAOV2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side